UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5717

Dreyfus Worldwide Dollar Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative for quite some time in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and a relatively slow growth in corporate spending. Nonetheless, U.S. money market yields have remained near zero percent due to historically low short-term interest rates.

We expect the U.S. economy to continue to expand at a moderate rate. Indeed, if the economy continues to expand after the scheduled end of a massive quantitative easing program in June, we could see higher short-term interest rates later this year or early next year.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Worldwide Dollar Money Market Fund, Inc. produced a yield of 0.00%. Taking into account the effects of compounding, the fund also produced an effective yield of 0.00%.1

Despite mounting evidence of economic recovery, yields of short-term money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Monetary Policy Unchanged Despite Stronger Recovery

The reporting period began soon after a dramatic upturn in economic sentiment, which was initially fueled by an announcement from the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Federal Reserve Board (the “Fed”) that it would embark on a second round of quantitative easing of monetary policy through the purchase of $600 million of U.S.Treasury securities. Investors and analysts responded positively to this sign that the Fed was committed to preventing the onset of a double-dip recession. At the same time, as it has since December 2008, the Fed left the overnight federal funds rate unchanged in a range between 0% and 0.25%.

Indeed, economic data proved encouraging in November, as the manufacturing and service sectors continued to improve and even the housing market posted better sales data. However, one critical measure disappointed: the unemployment rate climbed to 9.8%. Any renewed economic concerns were alleviated to a degree when December new unemployment claims declined and the unemployment rate eased to 9.4%. The manufacturing sector expanded for the 17th consecutive month in December, and the holiday season was a relatively healthy one for retailers, bolstering the services sector. It was later announced that U.S. GDP accelerated modestly to a 3.1% annualized growth rate during the fourth quarter of 2010.

January 2011 brought more good news, with existing home sales climbing to its highest level since May 2010.Amid these signs of more robust economic growth, food and fuel prices rose sharply, signaling a potential increase in inflationary pressures. Investors’ concerns intensified again in February, when political unrest in the Middle East caused energy prices to surge sharply higher, potentially threatening the reinvigorated economic recovery. Nonetheless, U.S. manufacturing activity reached its highest level in seven years during February, and the unemployment rate fell to 8.9%.

The global economy took another hit in March, when Japan suffered a devastating earthquake, tsunami and nuclear disaster.Yet, higher energy prices and the tragedy in Japan appeared to have relatively little short-term impact on the U.S. economy, as activity expanded across several economic sectors in March, the private sector added 233,000 jobs and the unemployment rate dropped to 8.8%, its lowest reading in two years.

Economic headwinds seemed to intensify in April, when it was estimated that the U.S. economy grew at a surprisingly anemic 1.8% annualized rate during the first quarter of 2011. Slowdowns in consumer and government spending appeared to be the main factors behind the sluggish growth rate.A sharp rise in energy prices also dampened U.S. GDP and contributed to renewed inflation fears. However, other parts of the economy continued to fare well, as evidenced by another monthly increase in domestic manufacturing activity.

An Unwavering Focus on Quality

The low federal funds rate kept money market yields near zero percent, and with narrow yield differences along the market’s maturity spectrum, it continued to make little sense to us to incur the additional credit and interest-rate risks that longer-dated instruments typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages. As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

May 16, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

Expenses paid per $1,000†	$ 1.44
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

Expenses paid per $1,000†	$ 1.45
Ending value (after expenses)	$1,023.36

† Expenses are equal to the fund’s annualized expense ratio of .29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2011 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—26.8%	Amount ($)	Value ($)
Barclays Bank
0.64%, 5/3/11	20,000,000 [a]	20,000,000
Credit Agricole CIB (Yankee)
0.53%, 8/17/11	20,000,000	20,000,000
HSBC Bank PLC (London)
0.30%, 5/9/11	25,000,000	25,000,014
Mitsubishi Trust and Banking Corp. (Yankee)
0.28%, 6/1/11	15,000,000	15,000,000
Mizuho Corporate Bank (Yankee)
0.23%, 6/1/11	15,000,000	15,000,000
Natixis (Yankee)
0.45%, 5/11/11	20,000,000	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $115,000,014)		115,000,014

Commercial Paper—21.0%
Nordea North America Inc.
0.22%, 8/22/11	20,000,000	19,986,189
NRW Bank
0.30%, 5/23/11	20,000,000 [b]	19,996,333
Skandinaviska Enskilda Banken
0.19%, 5/18/11	15,000,000 [b]	14,998,690
Societe Generale N.A. Inc.
0.25%, 8/1/11	20,000,000	19,987,361
UBS Finance Delaware Inc.
0.08%, 5/2/11	15,000,000	14,999,967
Total Commercial Paper
(cost $89,968,540)		89,968,540

Asset-Backed Commercial Paper—15.2%
Bryant Park Funding LLC
0.19%, 5/12/11	10,000,000 [b]	9,999,419
CIESCO LLC
0.41%, 8/8/11	20,000,000 [b]	19,977,450

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
Govco
0.27%, 6/22/11	20,000,000 [b]	19,992,200
Grampian Funding LLC
0.26%, 7/19/11	15,000,000 [b]	14,991,442
Total Asset-Backed Commercial Paper
(cost $64,960,511)		64,960,511

Time Deposits—21.0%
Commerzbank (Grand Cayman)
0.09%, 5/2/11	15,000,000	15,000,000
Dexia Credit Locale (Grand Cayman)
0.12%, 5/2/11	15,000,000	15,000,000
DnB NOR Bank ASA (Grand Cayman)
0.10%, 5/2/11	15,000,000	15,000,000
Manufacturers & Traders Trust Company (Grand Cayman)
0.05%, 5/2/11	15,000,000	15,000,000
Northern Trust Co. (Grand Cayman)
0.08%, 5/2/11	15,000,000	15,000,000
Swedbank (ForeningsSparbanken AB) (Grand Cayman)
0.10%, 5/2/11	15,000,000	15,000,000
Total Time Deposits
(cost $90,000,000)		90,000,000

U.S. Government Agency—5.8%
Federal National Mortgage Association
0.15%, 8/22/11
(cost $24,988,229)	25,000,000 [c]	24,988,229

U.S. Treasury Note—10.5%
U.S. Treasury Notes
0.09%—0.29%, 5/31/11—3/15/12
(cost $45,202,283)	45,000,000	45,202,283

	Principal
Repurchase Agreement—4.2%	Amount ($)	Value ($)
Barclays Capital, Inc.
0.03%, dated 4/29/11, due 5/2/11 in the
amount of $18,000,045 (fully collateralized
by $18,361,100 U.S. Treasury Bills,
due 7/7/11, value $18,360,182)
(cost $18,000,000)	18,000,000	18,000,000

Total Investments (cost $448,119,577)	104.5%	448,119,577

Liabilities, Less Cash and Receivables	(4.5%)	(19,447,581)

Net Assets	100.0%	428,671,996

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, these securities amounted to $99,955,534 or 23.3% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	68.8	Asset-Backed/Multi-Seller Programs	7.0
U.S. Government/Agency	16.3	Repurchase Agreement	4.2
Asset-Backed/Banking	8.2		104.5

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	448,119,577	448,119,577
Cash		687,923
Interest receivable		215,200
Prepaid expenses		129,967
		449,152,667
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		88,830
Payable for investment securities purchased		19,987,361
Payable for shares of Common Stock redeemed		292,883
Accrued expenses		111,597
		20,480,671
Net Assets ($)		428,671,996
Composition of Net Assets ($):
Paid-in capital		428,752,194
Accumulated net realized gain (loss) on investments		(80,198)
Net Assets ($)		428,671,996
Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		428,752,194
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Interest Income	712,480
Expenses:
Management fee—Note 2(a)	1,218,471
Shareholder servicing costs—Note 2(b)	849,712
Professional fees	37,871
Custodian fees—Note 2(b)	34,627
Registration fees	16,628
Miscellaneous	223,250
Total Expenses	2,380,559
Less—reduction in expenses due to undertaking—Note 2(a)	(1,113,979)
Less—reduction in management fee due to undertaking—Note 2(a)	(550,568)
Less—reduction in fees due to earnings credits—Note 2(b)	(3,539)
Net Expenses	712,473
Investment Income—Net	7
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	7,960
Net Increase in Net Assets Resulting from Operations	7,967

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	7	28
Net realized gain (loss) on investments	7,960	4,524
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,967	4,552
Dividends to Shareholders from ($):
Investment income—net	(7)	(28)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	107,798,479	319,106,608
Capital contribution from affiliate+	—	1,476,984
Dividends reinvested	7	28
Cost of shares redeemed	(213,130,657)	(383,530,486)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(105,332,171)	(62,946,866)
Total Increase (Decrease) in Net Assets	(105,324,211)	(62,942,342)
Net Assets ($):
Beginning of Period	533,996,207	596,938,549
End of Period	428,671,996	533,996,207

See notes to financial statements.
† See Note 2(d).

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.004	.029	.046	.041
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.004)	(.029)	(.046)	(.041)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[b]	.40[d]	2.91	4.70	4.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98[c]	.93	.87	.79	.79	.82
Ratio of net expenses
to average net assets	.29[c]	.30	.68	.76	.75	.75
Ratio of net investment income
to average net assets	.00[b,c]	.00[b]	.41	2.88	4.60	4.12
Net Assets, end of period
($ x 1,000)	428,672	533,996	596,939	670,943	705,247	700,509

a Amount represents less than $.001 per share.
b Amount represents less than .01%.
c Annualized.
d If payment pursuant to the Capital Support Agreement was not made, total return would have been (2.61%).

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusWorldwide Dollar Money Market Fund, Inc. (the“fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those secu-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	448,119,577
Level 3—Significant Unobservable Inputs	—
Total	448,119,577

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $88,158 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in fiscal 2017.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2010 through April 30, 2011 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $550,568 during the period ended April 30, 2011.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such expense limitations may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,113,979 during the period ended April 30, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2011, the fund was charged $425,275 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $276,810 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $32,665 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,285.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $34,627 pursuant to the custody agreement.These fees were partially offset by earnings credits of $1,254.

During the period ended April 30, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $179,940, shareholder services plan fees $68,000, custodian fees $35,240, chief compliance officer fees $2,481 and transfer agency per account fees $70,488 which are offset against an expense reimbursement currently in effect in the amount of $267,319.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended October 31, 2010, BNY Mellon made voluntary capital contributions of $1,476,984 to the fund.These contributions were made to reimburse the fund for previous realized losses experienced by the fund.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)